1 FOURTH QUARTER AND FULL YEAR 2012 EARNINGS PRESENTATION MARCH 5, 2013

IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may”, “could”, “would”, “should”, “will”, “believe” “expect” “anticipate” “plan” “estimate” “target” “project” “look to” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from those forward-looking statements include but are not limited to the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, our end-use segments and our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations; (17) the possibility that we may incur additional indebtedness in the future; and (18) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, future events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk factors” in our filings with the Securities and Exchange Commission. Disclaimers 2

3 Overview  Stronger performance in Rolled Products North America  Stabilizing volumes in Regional Europe; continued strength in aerospace  Metal / scrap spread pressure persists  Strategic growth projects substantially complete  4Q12 Adjusted EBITDA of $45 million  2012 Adjusted EBITDA of $294 million  Solid productivity performance; $44 million in 2012

2012 Recap & Highlights Volume Growth vs 2011 Drivers  RPNA B&C 8% 15% Transportation 20% 8% Distribution (2%) (5%)  RPEU / Global Market Segments Aerospace 9% 13% Automotive (11%) 5% Heat Exchanger (23%) (19%) Plate & Sheet 5% (19%)  RSAA Spec / Automotive 0% 2% Recycling (5%) (3%)  RSEU Spec / Automotive 5% (1%) Recycling 4% 2% - Housing starts; competitor strike - Trailer builds; share gain - Imports; customer inventory management - Strong demand; increasing build rates - Premium car builds; AL penetration; YE destocking - Lower EU Auto builds; customer destocking - EU Debt Crisis; stabilizing volumes - NA Auto builds - Customer insourcing - Customer demand; EU Debt Crisis - Higher demand; market conditions 4Q12 2012 4  Extrusions (9%) (10%) - Portfolio management; shed lower margin volume

Zhenjiang Plate Rolling Mill

Project Update

- $350 million Capex; on target
- 250kT Hot mill capacity; 35kT annual Phase 1 plate capacity
- Final equipment commissioning underway; gradual ramp up to capacity
- Shipped first plate 1Q13
- Will serve global aerospace & commercial plate customers
- Commercial plate customers in Asia, NA, EU and SA
- Aerospace qualification agreements in place; shipments expected 2H14

Overview



Hot Mill



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 New $70 million wide cold mill; start-up complete  Increases auto body sheet capacity and capabilities  Regulatory limit on auto carbon emissions  Shift to aluminum auto body sheet from steel  Wide ABS used for hoods, door panels, trunks  Customer qualifications underway  Significant wide ABS opportunity  Fully utilize widest EU heat-treat line (CALP) Duffel Expansion Targets Auto Body Sheet Overview Aluminum Content in Pounds per Light Vehicle Wide Cold mill 6 0 100 200 300 400 500 600 2005 2010 2015 2020 1990 1980 1975 1985 1995 2000 2025 Source: Ducker Worldwide and The Aluminum Association, Oct. 2011

 Installed 60” wide coating line - $21 million  Start-up complete  Shipped product to customers in 1Q13  Solidifies truck trailer and B&C position in North America  Significant cost reduction opportunity  Improves overall coated offering Ashville Wide Aluminum Sheet Coating Facility Overview First Coil Coating Finish Coater 7

Challenging Scrap Environment 8 Priorities & Conditions  Eliminated NASAAC pricing  Spreads still weak in 1Q13  Increase mix of tolling  Capitalize on scrap processing assets  Shed unprofitable volumes; align contracts to scrap costs  Close correlation to LME  Flow improved; attractive year end scrap inventory levels  Maximize use of scrap processing assets  Spreads flat to slightly positive in 1Q13 Spec Alloy Metal Spread Development RPNA Scrap Spreads 0.6 0.7 0.8 0.9 1.0 1.1 1.2 J a n 1 2 J a n 1 1 J a n 1 3 Spread Indexed to 9 Yr Avg 9 Yr Avg Spread $0.15 $0.20 $0.25 $0.30 $0.35 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 J a n 1 3 J a n 1 2 J a n 1 1 MLC Diff. to P1020 Ptd. Siding Diff. to P1020 P1020 (right axis) $ / L b . * Metal Spread = Sales price minus metal costs

($M) 9 Adjusted EBITDA Bridges FY12 vs. FY11 4Q12 vs. 4Q11 300 0 280 260 320 340 Inflation 35 Price Productivity 44 9 Margin / Scrap Spreads 57 Volume / Mix 3 FY11 332 FY12 294 2 Currency / Other 6 Price Inflation 0 FY12 45 Currency / Other 60 62 Productivity 70 6 4 Margin / Scrap Spreads 16 Volume / Mix 5 10 55 65 45 50 40 FY11

10 Adjusted EBITDA ($M) Volume (kT) Adjusted EBITDA 2012 Performance 14 16 18 20 22 24 26 2 Margin / Scrap Spreads 3 Volume / Mix 4 4Q11 22 4Q12 23 Productivity 2 Inflation 4Q Adjusted EBITDA Bridge ($M) 2012 395 2011 371 2010 371 4Q12 90 4Q11 83 Adjusted EBITDA $ / ton 0 20 40 60 80 100 120 0 50 100 150 200 250 300 2012 111 2011 105 2010 88 4Q12 23 4Q11 22 RPNA  B&C volume recovery; stronger mix  Continued gains in transportation  Solid net productivity gains  Headwind from scrap spreads

11 4Q Adjusted EBITDA Bridge ($M) 1 Volume and Adjusted EBITDA / ton excludes Voerde 67 2012 281 2011 314 2010 304 4Q12 65 4Q11 0 50 100 150 200 0 100 200 300 400 500 2011 152 2010 104 4Q12 17 4Q11 30 2012 137 RPEU Adjusted EBITDA ($M) Volume (kT)1 Adjusted EBITDA1 Adjusted EBITDA $ / ton 2012 Performance  Strong mix of aircraft & auto partially offsets significant heat exchanger, regional plate & sheet volume decline  4Q impacted by customer destocking  4Q impacted by Voerde costs not fully offset in margin  Higher energy & cash conversion costs 0 5 10 15 20 25 30 3 Price Margin / Scrap Spreads 1 Volume / Mix 2 4Q11 30 17 Currency / Other 6 4Q12 Inflation 3

12 Full Year Adjusted EBITDA Bridge ($M) 2012 2011 72 68 2010 76 4Q11 16 15 4Q12 0 2 4 6 8 10 12 14 0 50 100 150 200 250 2011 8 4Q12 0 4Q11 0 2010 11 14 2012 Extrusions Adjusted EBITDA ($M) Volume (kT) Adjusted EBITDA Adjusted EBITDA $ / ton 2012 Performance  Significant performance improvement  Customer and product line profitability focus  Solid mix improvement in rail 0 5 10 15 4 4 Productivity 4 FY12 2 8 Inflation Price FY11 14 Volume / Mix

4Q Adjusted EBITDA Bridge ($M) 206 224 868 2011 2012 895 792 4Q12 4Q11 2010 0 20 40 60 80 100 0 20 40 60 80 100 2012 54 2011 19 4Q11 13 4Q12 65 2010 81 RSAA 13 Adjusted EBITDA ($M) Volume (kT)1 Adjusted EBITDA1 Adjusted EBITDA $ / ton 2012 Performance  Volumes as expected  Significant impact of metal spreads; $37million for 2012  Excellent productivity performance 0 2 4 6 8 10 12 14 16 18 20 22 1 Margin / Scrap Spreads 13 Volume / Mix 2 4Q11 19 4Q12 13 Productivity 6 Inflation 1 Volume, Adjusted EBITDA, Adjusted EBITDA / ton excludes Brazil

14 0 10 20 30 40 Currency / Other 4 Margin / Scrap Spreads 3 FY11 Volume / Mix Inflation 8 7 FY12 19 35 Productivity 6 Full Year Adjusted EBITDA Bridge ($M) 4Q12 89 85 4Q11 2012 385 2011 387 2010 372 0 5 10 15 20 25 30 35 0 20 40 60 80 100 2 4Q12 32 19 2012 4 4Q11 35 2010 2011 RSEU Adjusted EBITDA ($M) Volume (kT) Adjusted EBITDA Adjusted EBITDA $ / ton 2012 Performance  Volumes impacted by EU auto slowdown  Competitive pressure on margins  Solid productivity performance

15 50 52 54 56 58 60 62 64 66 11 12 13 14 15 16 17 18 62 2009 16.8% 61 2011 18.0% 2008 16.7% 61 2010 17.0% Da y s 2012 16.5% 60 66 % o f S a le s Cash Flow & Working Capital Progression Net Cash Flow Total Working Capital 4Q11 4Q12 2011 2012 Cash From Operating Activities $117 $60 $267 $153 Less: Capital Expenditures (96) (105) (205) (390) Less: Voerde Cast House Acquisition / Other 0 1 7 (21) Net Cash Before Financing $21 ($43) $69 ($259) China Term Loan 45 42 57 131 Net Cash Flow After China Financing $66 ($1) $126 ($128)

Cash $593 Availability under ABL facility 411 Liquidity $1,004 2011 2012 Cash 231$ 593$ Revolver - - Notes 500 1,000 China Loan Facility 57 188 Other 56 58 Net Debt 382$ 653$ Net Debt / Adj EBITDA 1.1x 2.2x Net Recourse Debt / Adj EBITDA 1.0x 1.6x Capital & Liquidity Overview Capital Structure Capital Expenditures Summary Liquidity Summary – 12/31/2012 ($M) 92 113 2013 $270 90 180 2012 $390 112 278 2011 $205 Maintenance Growth 16

Aluminum Rolled Products Demand (kt) Airplane Order Backlog (thousands) Source: Boeing, Airbus Auto builds (millions) US Housing Starts (thousands) Source: IHS Global 2013 Outlook +6% CAGR +6% CAGR 2017E 25.7 2013 20.7 2012 19.6 12 9.0 11 7.9 10 6.6 09 6.4 08 6.8 07 6.3 06 4.6 05 3.7 04 2.3 03 2.2 02 2.3 01 2.5 2000 2.8 Airbus Boeing Source: CRU International Limited Source: Aleris Marketing Team, NAHB; Census Bureau for 2013E 2013E 979 2012 780 2011 610 2010 630 17 15.915.4 13.1 11.9 18.619.2 20.2 19.0 2013E 2012 2011 2010 Europe North America

 Expecting regional Europe volumes will begin to recover, but will be offset by unfavorable pricing  Regional based North America products volume trends largely dependent on continued U.S. recovery  Scrap spreads should be more stable and turn positive on a year over year basis  Expecting positive impact from 2011 / 2012 capital expenditure program  Expecting higher Adjusted EBITDA in 2013 vs. 2012 due to improving demand & benefits from Capex projects  Expecting 1Q13 Adjusted EBITDA flat to slightly down versus 2012 due to lower scrap / metal spreads 2013 Outlook 18

19 Appendix

20 2011 & 2012 Adjusted EBITDA Reconciliation 2012 2011 2012 2011 Net (loss) income attributable to Aleris Corporation (6.9)$ 19.8$ 107.5$ 161.6$ Interest expense, net 18.5 12.1 52.4 46.3 (Benefit from) provision for income taxes (0.1) (13.9) 25.4 (4.2) Depreciation and amortization 25.6 19.4 84.8 70.3 EBITDA 37.1 37.4 270.1 274.0 Reorganization items, net — 0.2 0.4 (1.3) Unrealized (gains) losses on derivative financial instruments (11.1) 24.3 (14.3) 37.8 Favorable metal price lag (4.0) (12.6) (16.0) (18.9) Restructuring and impairment charges 8.5 1.0 9.6 4.4 Impact of recording assets at fair value through fresh-start and purchase accounting (0.2) 1.1 (0.9) 3.4 Currency exchange (gains) losses on debt (1.1) 1.8 (0.8) 0.7 Stock-based compensation expense 3.3 2.9 11.4 10.1 Start-up expenses 10.6 2.0 28.1 10.2 Other 1.9 3.6 6.0 11.2 Adjusted EBITDA 45.0$ 61.7$ 293.6$ 331.6$ For the three months ended For the years ended December 31, December 31,

Aleris

2010-2012 Adjusted EBITDA Reconciliation by Segment

	For the three months ended December 31, 2012	For the three months ended December 31, 2011	For the years ended December 31, 2012	For the years ended December 31, 2011	For the year ended December 31, 2010
RPNA					
Segment income	$ 26.3	$ 24.8	$ 117.6	$ 111.1	$ 94.3
Impact of recording amounts at fair value through fresh-start and purchase accounting	-	-	-	-	(2.7)
Favorable metal price lag	(3.4)	(3.2)	(6.4)	(6.2)	(3.5)
Segment Adjusted EBITDA (1)	$ 23.0	$ 21.6	$ 111.1	$ 104.9	$ 88.1
RPEU					
Segment income	$ 18.3	$ 36.9	$ 144.6	$ 157.6	$ 95.5
Impact of recording amounts at fair value through fresh-start and purchase accounting	(0.2)	1.2	(0.8)	3.8	19.6
Favorable metal price lag	(0.7)	(7.7)	(7.1)	(9.9)	(10.7)
Segment Adjusted EBITDA	$ 17.4	$ 30.4	$ 136.7	$ 151.5	$ 104.4
Extrusions					
Segment (loss) income	$ (0.1)	$ 1.5	$ 16.4	$ 10.9	$ 8.0
Impact of recording amounts at fair value through fresh-start and purchase accounting	—	—	(0.1)	(0.3)	3.2
Unfavorable (favorable) metal price lag	0.1	(1.7)	(2.6)	(2.7)	0.3
Segment Adjusted EBITDA (1)	$ —	$ (0.2)	$ 13.8	$ 7.9	$ 11.5
RSAA					
Segment income	$ 13.2	$ 18.7	$ 53.6	$ 80.9	$ 63.5
Impact of recording amounts at fair value through fresh-start and purchase accounting	-	-	-	-	1.9
Segment Adjusted EBITDA	$ 13.2	$ 18.7	$ 53.6	$ 80.9	$ 65.4
RSEU					
Segment income	$ 2.0	$ 3.6	$ 19.4	$ 35.3	$ 27.7
Impact of recording amounts at fair value through fresh-start and purchase accounting	-	-	-	-	3.9
Segment Adjusted EBITDA	$ 2.0	$ 3.6	$ 19.4	$ 35.3	$ 31.6

(1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.

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